EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES

1)	Airport Hotels LLC
2)	Ameliatel, a Florida GP
3)	Atlanta II Limited Partnership
4)	Beachfront Properties, Inc.
5)	Bossier RIBM Two LLC
6)	Bossier RIBM Two, Inc.
7)	BRE/Swiss L.L.C.
8)	Calgary Charlotte Holdings Company
9)	Calgary Charlotte Partnership
10)	Camelback Inn Associates Limited Partnership
11)	CB Realty Sales, Inc.
12)	CBM Associates II LLC
13)	CBM Funding Corporation
14)	CBM I Holdings LLC
15)	CBM II Holdings LLC
16)	CBM Joint Venture LLC
17)	CBM Mezzanine Borrower LLC
18)	CBM One GP Corp.
19)	CBM One Holdings LLC
20)	CBM One LLC
21)	CBM Two GP Corp.
22)	CBM Two LLC
23)	CCC CMBS Corporation
24)	CCFS Atlanta LLC
25)	CCFS Philadelphia LLC
26)	CCHH Atlanta LLC
27)	CCHH Burlingame LLC
28)	CCHH Cambridge LLC
29)	CCHH Reston LLC
30)	CCHI Singer Island LLC
31)	CCMH Atlanta Marquis LLC
32)	CCMH Atlanta NW LLC
33)	CCMH Atlanta Suites LLC
34)	CCMH Bethesda LLC
35)	CCMH Charlotte LLC
36)	CCMH Chicago CY LLC
37)	CCMH Copley LLC
38)	CCMH Coronado LLC
39)	CCMH Costa Mesa Suites LLC
40)	CCMH Dallas/FW LLC
41)	CCMH DC LLC
42)	CCMH Deerfield Suites LLC
43)	CCMH Denver SE LLC
44)	CCMH Denver Tech LLC
45)	CCMH Denver West LLC
46)	CCMH Diversified LLC
47)	CCMH Downer’s Grove Suites LLC
48)	CCMH Dulles AP LLC
49)	CCMH Dulles Suites LLC

EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

50)	CCMH Farmington LLC
51)	CCMH Financial Center LLC
52)	CCMH Fisherman’s Wharf LLC
53)	CCMH Ft. Lauderdale LLC
54)	CCMH Gaithersburg LLC
55)	CCMH Hanover LLC
56)	CCMH Houston AP LLC
57)	CCMH Houston Galleria LLC
58)	CCMH IHP LLC
59)	CCMH Jacksonville LLC
60)	CCMH Kansas City AP LLC
61)	CCMH Key Bridge LLC
62)	CCMH Lenox LLC
63)	CCMH Manhattan Beach LLC
64)	CCMH Marina LLC
65)	CCMH Memphis LLC
66)	CCMH Metro Center LLC
67)	CCMH Miami AP LLC
68)	CCMH Minneapolis LLC
69)	CCMH Moscone LLC
70)	CCMH Nashua LLC
71)	CCMH Newark LLC
72)	CCMH Newport Beach LLC
73)	CCMH Newport Beach Suites LLC
74)	CCMH Newton LLC
75)	CCMH Norcross LLC
76)	CCMH Norfolk LLC
77)	CCMH O’Hare AP LLC
78)	CCMH O’Hare Suites LLC
79)	CCMH Oklahoma City LLC
80)	CCMH Ontario AP LLC
81)	CCMH Orlando LLC
82)	CCMH Palm Beach LLC
83)	CCMH Palm Desert LLC
84)	CCMH Park Ridge LLC
85)	CCMH Pentagon RI LLC
86)	CCMH Perimeter LLC
87)	CCMH Philadelphia AP LLC
88)	CCMH Philadelphia Mkt LLC
89)	CCMH Pittsburgh LLC
90)	CCMH Plaza San Antonio LLC
91)	CCMH Portland LLC
92)	CCMH Potomac LLC
93)	CCMH Properties II LLC
94)	CCMH Quorum LLC
95)	CCMH Raleigh LLC
96)	CCMH Riverwalk LLC
97)	CCMH Rocky Hill LLC
98)	CCMH Romulus LLC

EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

99)	CCMH Salt Lake LLC
100)	CCMH San Diego LLC
101)	CCMH San Fran AP LLC
102)	CCMH Santa Clara LLC
103)	CCMH Scottsdale Suites LLC
104)	CCMH South Bend LLC
105)	CCMH Tampa AP LLC
106)	CCMH Tampa Waterside LLC
107)	CCMH Tampa Westshore LLC
108)	CCMH Times Square LLC
109)	CCMH Torrance LLC
110)	CCMH Waterford LLC
111)	CCMH Westfields LLC
112)	CCMH Williamsburg LLC
113)	CCMH World Trade Ctr. LLC
114)	CCRC Amelia Island LLC
115)	CCRC Atlanta LLC
116)	CCRC Buckhead/Naples LLC
117)	CCRC Dearborn LLC
118)	CCRC Marina LLC
119)	CCRC Naples Golf LLC
120)	CCRC Phoenix LLC
121)	CCRC San Francisco LLC
122)	CCRC Tysons LLC
123)	CCSH Atlanta LLC
124)	CCSH Boston LLC
125)	CCSH Chicago LLC
126)	CCSH New York LLC
127)	Chesapeake Financial Services LLC
128)	Chesapeake Hotel Limited Partnership
129)	CHLP Finance LP
130)	City Center Development LP
131)	City Center Hotel Limited Partnership
132)	City Center Interstate Partnership LLC
133)	CLDH Meadowvale Inc.
134)	CLMH Airport Inc.
135)	CLMH Calgary Inc.
136)	CLMH Eaton Centre Inc.
137)	Courtyard by Marriott II Limited Partnership
138)	Courtyard by Marriott Limited Partnership
139)	Courtyard II Associates Management Corporation
140)	Courtyard II Associates, L.P.
141)	Courtyard II Finance Company
142)	Deerfield Capital Trust
143)	DS Hotel LLC
144)	Duna Szalloda Rt.
145)	Durbin LLC
146)	East Side Hotel Associates, L.P.
147)	Elcrisa S.A. de C.V.

EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

148)	Farrell’s Ice Cream Parlor Restaurants LLC
149)	Fernwood Atlanta Corporation
150)	Fernwood Hotel Assets, Inc.
151)	Fernwood Hotel LLC
152)	FIBM One LLC
153)	G.L. Insurance Corporation
154)	Hanover Hotel Acquisition Corporation
155)	HMA Realty Limited Partnership
156)	HMA-GP LLC
157)	HMC Airport, Inc.
158)	HMC Amelia I LLC
159)	HMC Amelia II LLC
160)	HMC AP Canada Company
161)	HMC AP GP LLC
162)	HMC AP GP, Inc.
163)	HMC AP LP
164)	HMC Atlanta LLC
165)	HMC BCR Holdings LLC
166)	HMC BN Corporation
167)	HMC Burlingame Hotel LLC
168)	HMC Burlingame II LLC
169)	HMC Burlingame LLC
170)	HMC California Leasing LLC
171)	HMC Cambridge LLC
172)	HMC Capital LLC
173)	HMC Capital Resources LLC
174)	HMC Charlotte (Calgary) Company
175)	HMC Charlotte GP LLC
176)	HMC Charlotte GP, Inc.
177)	HMC Charlotte LP
178)	HMC Chicago LLC
179)	HMC Copley LLC
180)	HMC Desert LLC
181)	HMC Diversified American Hotels, L.P.
182)	HMC Diversified LLC
183)	HMC DSM LLC
184)	HMC Duna, Inc.
185)	HMC East Side II LLC
186)	HMC East Side LLC
187)	HMC Gateway LLC
188)	HMC Gateway, Inc.
189)	HMC Georgia LLC
190)	HMC Grace (Calgary) Company
191)	HMC Grand LLC
192)	HMC Hanover LLC
193)	HMC Hartford LLC
194)	HMC Headhouse Funding LLC
195)	HMC Host Atlanta, Inc.
196)	HMC Host Restaurants LLC

EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

197)	HMC Hotel Development LLC
198)	HMC Hotel Properties II Limited Partnership
199)	HMC Hotel Properties Limited Partnership
200)	HMC HPP LLC
201)	HMC HT LLC
202)	HMC IHP Holdings LLC
203)	HMC JWDC GP LLC
204)	HMC JWDC LLC
205)	HMC Land Holdings LLC
206)	HMC Manhattan Beach LLC
207)	HMC Market Street LLC
208)	HMC MDAH One Corporation
209)	HMC Mexpark LLC
210)	HMC MHP II LLC
211)	HMC MHP II, Inc.
212)	HMC Naples Golf, Inc.
213)	HMC NGL LLC
214)	HMC OLS I LLC
215)	HMC OLS I LP
216)	HMC OLS II LP
217)	HMC OP BN LLC
218)	HMC Pacific Gateway LLC
219)	HMC Palm Desert LLC
220)	HMC Park Ridge II LLC
221)	HMC Park Ridge LLC
222)	HMC Park Ridge LP
223)	HMC Partnership Holdings LLC
224)	HMC Partnership Properties LLC
225)	HMC PLP LLC
226)	HMC Polanco LLC
227)	HMC Potomac LLC
228)	HMC Properties I LLC
229)	HMC Properties II LLC
230)	HMC Property Leasing LLC
231)	HMC Reston LLC
232)	HMC Retirement Properties, L.P.
233)	HMC RTZ Loan Limited Partnership
234)	HMC SBM Two LLC
235)	HMC Seattle LLC
236)	HMC SFO LLC
237)	HMC SPE Manager I Corporation
238)	HMC Suites Limited Partnership
239)	HMC Suites LLC
240)	HMC Swiss Holdings LLC
241)	HMC Swiss-Lafayette LLC
242)	HMC Times Square Hotel LLC
243)	HMC Times Square Partner LLC
244)	HMC Toronto Air Company
245)	HMC Toronto Airport GP LLC

EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

246)	HMC Toronto Airport GP, Inc.
247)	HMC Toronto Airport LP
248)	HMC Toronto EC Company
249)	HMC Toronto EC GP LLC
250)	HMC Toronto EC GP, Inc.
251)	HMC Toronto EC LP
252)	HMC Waterford LLC
253)	HMC Westport Corporation
254)	HMC/Interstate Manhattan Beach, L.P.
255)	HMC/Interstate Ontario, L.P.
256)	HMC/Interstate Waterford, LP
257)	HMC/RGI Hartford, L.P.
258)	HMH General Partner Holdings LLC
259)	HMH HPT CBM LLC
260)	HMH HPT RIBM LLC
261)	HMH Marina LLC
262)	HMH Norfolk, L.P.
263)	HMH Norfolk LLC
264)	HMH Pentagon LLC
265)	HMH Realty Company, Inc.
266)	HMH Restaurants II LLC
267)	HMH Restaurants LLC
268)	HMH Rivers LLC
269)	HMH Rivers, L.P.
270)	HMH WTC LLC
271)	HMP Capital Ventures LLC
272)	HMP Financial Services LLC
273)	HMT Lessee LLC
274)	HMT Lessee Parent LLC
275)	HMT Lessee Sub (Atlanta) LLC
276)	HMT Lessee Sub (Palm Desert) LLC
277)	HMT Lessee Sub (Properties II) LLC
278)	HMT Lessee Sub (Santa Clara) LLC
279)	HMT Lessee Sub (SDM Hotel) LLC
280)	HMT Lessee Sub I LLC
281)	HMT Lessee Sub II LLC
282)	HMT Lessee Sub III LLC
283)	HMT Lessee Sub IV LLC
284)	HMT SPE (Atlanta) Corporation
285)	HMT SPE (Palm Desert) Corporation
286)	HMT SPE (Properties II) Corporation
287)	HMT SPE (Santa Clara) Corporation
288)	Hopewell Associates, L.P.
289)	Host DSM Limited Partnership
290)	Host Hanover Hotel Corporation
291)	Host Hanover Limited Partnership
292)	Host La Jolla LLC
293)	Host Marriott Financial Trust
294)	Host Marriott, L.P.

EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

295)	Host MHP Two Corporation
296)	Host of Boston, Ltd.
297)	Host of Houston 1979
298)	Host of Houston Ltd.
299)	Host Park Ridge LLC
300)	Host Properties, Inc.
301)	Host/Interstate Partnership, L.P.
302)	Hot Shoppes, Inc.
303)	Hotel Properties Management, Inc.
304)	HTKG Development Associates Limited Partnership
305)	IHP Holdings Partnership LP
306)	Ivy Street Hopewell LLC
307)	Ivy Street Hotel Limited Partnership
308)	Ivy Street LLC
309)	JWDC Limited Partnership
310)	Lauderdale Beach Association
311)	Market Street Host LLC
312)	Marriott Mexico City Partnership, G.P.
313)	MDSM Finance LLC
314)	MFR of Illinois LLC
315)	MFR of Vermont LLC
316)	MFR of Wisconsin LLC
317)	MHP Acquisition Corporation
318)	MHP II Acquisition Corporation
319)	MOHS Corporation
320)	MRILP II Liquidating Trust
321)	MRILP Liquidating Trust
322)	Mutual Benefit Chicago Suite Hotel Partners, L.P.
323)	New Market Street LP
324)	Pacific Gateway, Ltd.
325)	Philadelphia Airport Hotel Corporation
326)	Philadelphia Airport Hotel Limited Partnership
327)	Philadelphia Airport Hotel LLC
328)	Philadelphia Market Street HMC Hotel Limited Partnership
329)	Philadelphia Market Street Hotel Corporation
330)	Philadelphia Market Street Marriott Hotel II Limited Partnership
331)	PM Financial LLC
332)	PM Financial LP
333)	Potomac Hotel Limited Partnership
334)	PRM LLC
335)	RIBM One LLC
336)	RIBM Two LLC
337)	Rockledge Bickford’s Family Fare, Inc.
338)	Rockledge CBM Investor I, Inc.
339)	Rockledge CBM Investor II LLC
340)	Rockledge CBM One Corporation
341)	Rockledge FIBM One Corporation
342)	Rockledge Hanover LLC
343)	Rockledge Hartford Farmington LLC

EXHIBIT 21

HOST MARRIOTT CORPORATION

SUBSIDIARIES—(Continued)

344)	Rockledge HMC BN LLC
345)	Rockledge Hotel LLC
346)	Rockledge Hotel Properties, Inc.
347)	Rockledge IHP LLC
348)	Rockledge Manhattan Beach LLC
349)	Rockledge Minnesota LLC
350)	Rockledge NY Times Square LLC
351)	Rockledge Ontario LLC
352)	Rockledge Pavilion LLC
353)	Rockledge Pittsburgh LLC
354)	Rockledge Potomac LLC
355)	Rockledge RIBM Two Corporation
356)	Rockledge Riverwalk LLC
357)	Rockledge Square 254 LLC
358)	S.D. Hotels LLC
359)	S.D. Hotels, Inc.
360)	Santa Clara HMC LLC
361)	Santa Clara Host Hotel Limited Partnership
362)	Sparky’s Virgin Islands, Inc.
363)	Tecon Hotel Corporation
364)	Timeport, L.P.
365)	Times Square GP LLC
366)	Times Square HMC Hotel, L.P.
367)	Times Square LLC
368)	Timewell Group, L.P.
369)	Wellsford Park Ridge HMC Hotel Limited Partnership
370)	Westport Residence Joint Venture
371)	YBGAssociates LLC